UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 25, 2010
Emisphere Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-17758	13-3306985

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

240 Cedar Knolls Road, Suite 200 Cedar Knolls, NJ	07927

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 973-532-8000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 3.02. Unregistered Sales of Equity Securities
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-4.1
EX-4.2
EX-4.3
EX-10.1
EX-10.2
EX-10.3
EX-99.1

Item 1.01. Entry into a Material Definitive Agreement.
Private Placement
On August 25, 2010, Emisphere Technologies, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional investors (collectively, the “Buyers”) to sell an aggregate of 3,497,528 shares of its common stock and warrants (the “Warrants”) to purchase a total of 2,623,146 shares of its common stock (the “Warrant Shares”) to the Buyers for gross proceeds, before deducting fees and expenses and excluding the proceeds, if any, from the exercise of the Warrants of $3,532,503 (the “Private Placement”). Each unit, consisting of one share of common stock and a warrant to purchase 0.75 shares of common stock, will be sold at a purchase price of $1.01.
The Warrants will be exercisable at an exercise price of $1.26 per share beginning immediately after issuance and will expire 5 years from the date of issuance. The exercise price of the Warrants is subject to adjustment in the case of stock splits, stock dividends, combinations of shares and similar recapitalization transactions. The Warrants also contain full-ratchet anti-dilution protection for issuances or sales by the Company of securities below the exercise price of the Warrants, but only to the extent as a result of such issuances or sales the exercise or conversion price of the MHR Securities (as defined in the Warrant) is actually reduced to a price below the exercise price of the Warrants. The full ratchet anti-dilution protection contained in the Warrants shall only be effective from the date of the Purchase Agreement until the six month anniversary of the issuance date of the Warrants.
A copy of the Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. A copy of the form of Warrants is also attached hereto as Exhibit 4.1 and is incorporated herein by reference.
In connection with the Purchase Agreement, on August 25, 2010, the Company and the Buyers will enter into a Registration Rights Agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company will provide certain registration rights under the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws. The Company will be required to file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) within 20 days of the closing date and use its reasonable best efforts to have such Registration Statement declared effective as soon as practicable, but in no event later than 50 days of the closing date of the Private Placement (90 days in the event the SEC reviews the Registration Statement).
A copy of the form of Registration Rights Agreement to be entered into by the Company and the Buyers is attached hereto as Exhibit 4.2 and is incorporated herein by reference.
MHR Private Placement
In connection with the Company’s entry into the Securities Purchase Agreement, the Company entered into a Securities Purchase Agreement (the “MHR Purchase Agreement”) on the same date with MHR Fund Management LLC (the “MHR Buyer”) to sell an aggregate of 3,497,528 shares of its common stock and warrants (the “MHR Warrants”) to purchase a total of 2,623,146 shares of its common stock (the “MHR Warrant Shares”) for gross proceeds, before deducting fees and expenses and excluding the proceeds, if any, from the exercise of the MHR Warrants of $3,532,503 (the “MHR Private Placement”). Each unit, consisting of one share of common stock and a warrant to purchase 0.75 shares of common stock, will be sold at a purchase price of $1.01. MHR Buyer, together with certain of its affiliated investment funds (collectively, “MHR”), is the holder of the Company’s 11% Senior Secured Convertible Notes (the “MHR Senior Secured Notes”) and, after giving effect to the MHR Private Placement, will beneficially own approximately 43.89% of the Company’s Common Stock, assuming conversion and exercise by MHR of all convertible securities, warrants and options held, including the MHR Warrants and the MHR Waiver Warrants (as defined below).
The Buyers required, as a condition to the Purchase Agreement, that MHR enter into the MHR Purchase Agreement.
The MHR Warrants will be exercisable at an exercise price of $1.26 per share beginning immediately after issuance and will expire 5 years from the date of issuance. The exercise price of the MHR Warrants is subject to adjustment in the case of stock splits, stock dividends, combinations of shares and similar recapitalization transactions. The MHR Warrants also contain full-ratchet anti-dilution protection for issuances or sales by the Company of securities below the exercise price of the MHR Warrants, but only to the extent as a result of such issuances or sales the exercise or conversion price of the MHR Securities (as defined in the MHR Warrant) is actually reduced to a price below the exercise price of the MHR Warrants. The full ratchet anti-dilution protection contained in the MHR Warrants shall only be effective from the date of the Purchase Agreement until the six month anniversary of the issuance date of the MHR Warrants.
MHR has existing registration rights under that certain Registration Rights Agreement, dated as of September 26, 2005, by and between the Company and MHR under which the MHR Private Placement Securities (as defined below) shall constitute “Registrable Securities”.
A copy of the MHR Purchase Agreement entered into by the Company and the MHR Buyer is attached hereto as Exhibit 10.2 and is incorporated herein by reference. A copy of the form of MHR Warrant is attached hereto as Exhibit 4.3 and is incorporated herein by reference.
The collective net proceeds to the Company from the Private Placement and the MHR Private Placement, after deducting fees and expenses and excluding the proceeds, if any, from the exercise of the Warrants and the MHR Warrants, are expected to be approximately $6.5 million. The Private Placement and the MHR Private Placement are expected to close on or about August 25, 2010, subject to the satisfaction of customary closing conditions.
MHR Waiver Agreement
In connection with the Private Placement and the MHR Private Placement, the Company entered into a Waiver Agreement with MHR (“Waiver Agreement”), pursuant to which MHR waived certain anti-dilution adjustment rights under the MHR Senior Secured Notes and certain warrants issued by the Company to MHR that would otherwise have been triggered by the Private Placement described above. As consideration for such waiver, the Company will issue to MHR a warrant (the “MHR Waiver Warrant”) to purchase 975,000 shares of its common stock (the “MHR Waiver Warrant Shares”) and agreed to reimburse MHR for 50% of its legal fees up to a maximum reimbursement of $50,000. The MHR Waiver Warrant shall be in the same form of warrant as the MHR Warrants described above.
A copy of the Waiver Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

The foregoing descriptions of the Purchase Agreement, MHR Purchase Agreement, Waiver Agreement, Registration Rights Agreement and the form of Warrants and MHR Warrants and do not purport to be complete and are qualified in their entirety by reference to Exhibits 10.1, 10.2, 10.3, 4.2, 4.1, and 4.3, respectively.
Item 3.02. Unregistered Sales of Equity Securities.
The disclosures related to the Private Placement and the MHR Private Placement set forth in Item 1.01 of this Current Report on Form 8-K are hereby incorporated by reference into this Item 3.02.
The shares of common stock, the Warrants and the Warrant Shares to be sold and issued in connection with the Private Placement (collectively, the “Private Placement Securities”), the shares of common stock, the MHR Warrants and the MHR Warrant Shares to be sold and issued in connection with the MHR Private Placement (collectively, the “MHR Private Placement Securities”) and the MHR Waiver Warrant and MHR Waiver Warrant Shares to be issued in connection with the Waiver Agreement will not be registered under the Securities Act at the time of sale, and therefore, may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. For these issuances, the Company will rely on the exemption from federal registration under Section 4(2) of the Securities Act and/or Rule 506 promulgated thereunder, based on the Company’s belief that the offer and sale of the Private Placement Securities, the MHR Private Placement Securities, the MHR Waiver Warrant and the MHR Waiver Warrant Shares have and will not involve a public offering, as each purchaser of such securities is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act) and/or a “qualified institutional buyer” (as such term is defined in Rule 144A of the Securities Act), and no general solicitation has been involved in connection with the Private Placement, the MHR Private Placement or the Waiver Agreement.
Item 8.01. Other Events.
On August 25, 2010, the Company announced that it entered into the Private Placement and the MHR Private Placement. The Company’s press release announcing such transactions is filed as Exhibit 99.1 and is incorporated herein by reference.
Safe Harbor Statement Regarding Forward-Looking Statements. The press release attached as an exhibit hereto contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the Safe Harbor Statement in the press release regarding these forward-looking statements.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit
No.	Description
4.1	Form of Warrant

4.2	Form of Registration Rights Agreement by and among Emisphere Technologies, Inc. and the Buyers named therein.

Exhibit
No.	Description
4.3	Form of MHR Warrant

10.1	Securities Purchase Agreement, dated August 25, 2010, by and among Emisphere Technologies, Inc. and the Buyers named therein.

10.2	Securities Purchase Agreement, dated August 25, 2010, by and among Emisphere Technologies, Inc. and the MHR Buyer.

10.3	Waiver Agreement, dated August 25, 2010, by and among Emisphere Technologies, Inc. and MHR.

99.1	Press Release of Emisphere Technologies, Inc., dated August 25, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emisphere Technologies, Inc.
August 25, 2010	By:	/s/ Michael R. Garone
		Name:	Michael R. Garone
		Title:	Chief Financial Officer

Exhibit Index

Exhibit
No.	Description
4.1	Form of Warrant

4.2	Form of Registration Rights Agreement by and among Emisphere Technologies, Inc. and the Buyers named therein.

4.3	Form of MHR Warrant

10.1	Securities Purchase Agreement, dated August 25, 2010, by and among Emisphere Technologies, Inc. and the Buyers named therein.

10.2	Securities Purchase Agreement, dated August 25, 2010, by and among Emisphere Technologies, Inc. and the MHR Buyer.

10.3	Waiver Agreement, dated August 25, 2010, by and among Emisphere Technologies, Inc. and MHR.

99.1	Press Release of Emisphere Technologies, Inc., dated August 25, 2010.